CVG
Commercial Vehicle Group, Inc.
2014
CUSTOMERS
ASSOCIATES
SHAREHOLDERS

Analyst Day

CVGI LISTED ON THE NASDAQ

Westin Hotel | New York, NY | September 17th

Exhibit 99.1

pg | 1
FORWARD LOOKING STATEMENT
This presentation contains forward-looking statements that are subject to risks and uncertainties.  These statements often include words such as
"believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions.  In particular, this press release may contain forward-
looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the
Company, the future of the Company’s end markets, Class 8 North America build rates,  performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and  the
Company’s financial position or other financial information.  These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.  Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium and heavy-duty truck, construction, aftermarket, military, bus, agriculture and other  markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; (x) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives;  (xi) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xii) volatility and cyclicality in the commercial vehicle market adversely affecting us; and (xiii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form
10-K for fiscal year ending December 31, 2013.  There can be no assurance that statements made in this presentation relating to future events will be achieved.  The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.  All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

AGENDA
pg | 2
Wednesday, September 17, 2014
8:00 to 9:00 AM
BREAKFAST
9:00 to 9:20 AM
STRATEGY
9:20 to 9:40 AM
FINANCIAL
9:40 to 9:50 AM
Q&A
9:50 to 10:05 AM
GLOBAL BUS & TRUCK
10:05 to 10:20 AM
GLOBAL CON | AG | MIL
10:20 to 10:30 AM
BREAK
10:30 to 10:40 AM
ASIA-PACIFIC
10:40 to 10:50 AM
EUROPE, MIDDLE EAST & AFRICA
10:50 to 11:00 AM
PRODUCT INNOVATION
11:00 to 11:15 AM
MARGIN ENHANCEMENT
11:15 to 11:20 AM
TALENT | CULTURE
11:20 to 11:25 AM
WRAP-UP
11:25 AM
Q&A

RICH LAVIN
President & CEO

1 STRATEGY

TIM TRENARY
Chief Financial Officer

2 FINANCIAL

PAT MILLER
President

3 GLOBAL TRUCK & BUS

KEVIN FRAILEY
President

4 GLOBAL CON | AG | MIL

GEOFF PERICH
Managing Director

5 ASIA-PACIFIC

KEVIN LANE
Managing Director

6 EUROPE, MIDDLE EAST & AFRICA

JOHN WEHRENBERG
Product Manager

7 PRODUCT INNOVATION

ULF LINDQWISTER
Chief Administrative Officer

8 MARGIN ENHANCEMENT

LAURA MACIAS
Chief Human Resource Officer

9 TALENT | CULTURE

PRESENTERS pg | 3

RICH LAVIN
President & CEO

1 STRATEGY

TIM TRENARY

2 FINANCIAL

PAT MILLER

3 GLOBAL TRUCK & BUS

KEVIN FRAILEY

4 GLOBAL CON | AG | MIL

GEOFF PERICH

5 ASIA PACIFIC

KEVIN LANE

6 EUROPE, MIDDLE EAST & AFRICA

JOHN WEHRENBERG

7 PRODUCT INNOVATION

ULF LINDQWISTER

8 MARGIN ENHANCEMENT

LAURA MACIAS

9 TALENT | CULTURE

pg | 4

2000
Acquisitions:
National Seating
Sprague Devices
KAB Seating

2004
CVG Initial Public Offering (NASDAQ | CVGI)
Opening of CVG Shanghai

2005
Acquisitions:
Mayflower Vehicle Systems
Monona Wire Company
Cabarrus Plastics

2006
Sold Monona Medical Harnesses
Ground-breaking CVG Corporate HQ
Acquisition of CIEB

2007
Acquisitions:
Short Bark Industries
Gage Industries
PEKM

2011
Acquisitions:
Stratos Seating
Joint Venture CVG | HEMA Engineering

2012
Acquisitions:
Vijayjyot
Daltek

2013
CVG initiated major leadership changes

2014
Developed **CVG 2020**

• CVG was founded in 2000 as a privately-held company providing trim, wiper, mirror, and seating for medium and heavy duty trucks
• IPO in 2004
• Over the past 14 years, CVG pursued growth largely through acquisition of companies providing commercial vehicle
components, on and in the cab
STRATEGY
Our Background
pg | 5

PRESIDENT & CEO
Richard P. Lavin
Chief Administrative Officer
Ulf Lindqwister
Chief HR|PR Officer
Laura Macias
Chief Financial Officer
Tim Trenary
Senior Vice President & Gen. Counsel
Brent Walters
President Global Truck|Bus
Patrick Miller
President Global CON|AG|MIL
Kevin Frailey
Managing Director Asia Pacific
Geoff Perich
Managing Director EMEA
Kevin Lane

Our Executive Leadership Team STRATEGY pg | 6

Northampton, UK*
Brandys nad Orlici , CZ
Liberec, CZ
L'viv, UKR
Tigard, OR
Michigan City, IN*
New Albany, OH*
Chillicothe, OH
Shadyside, OH
Monona, IA
Edgewood, IA
Vonore, TN*
Dublin, VA
Concord, NC
Kings Mountain, NC
Agua Prieta, MX
Saltillo, MX
Dalton, GA
Piedmont, AL
Shanghai*
Baska
Pune*
Dharwad
Brisbane
Perth
Sydney
Primary Product
Corporate HQ
Seats
Trim
Structures
Wire Harnesses
Other
*R&D Capabilities

Our Global Footprint pg | 7 STRATEGY

42%
20%
21%
7%
10%
Seats
Trim
Wire Harnesses
Wipers / Mirrors
Structures

55%
4%
24%
1%
16%
Truck
Bus
Construction
Agriculture
Other

16%
15%
14%
8%
7%
5%
35%
Volvo
PACCAR
Daimler
Caterpillar
Navistar
John Deere
Other

72%
16%
12%
NALA
EMEA
APAC

2013 Sales Product End-Market Customers Region STRATEGY pg | 8

CVG has about 5% share of the addressable market – significant opportunity to drive profitable organic growth across our end markets and penetrate our addressable market with current products
$5M
$3.5B $3.5B
$3.2B
$5.6B $5.6B
Truck
$5.0B
$416M
Construction
$176M
$2.6B $2.6B
$2.8B
Bus
$1.2B $1.2B
$2.9B
Agriculture
2013 Sales
3
Addressable Market
White Space
$32M
•
Available Market
1
| $27B
•
Addressable Market
2
| $13B
Source: Company data, LMC + Millmark research reports
1 Available market = Universe of applications / platforms available for product portfolio
2 Addressable market = Subset of available market for which products are currently available or product plans are in place
3 Does not include approximately $118M in sales of complementary products
$10.6B $6.7B $4.1B $5.4B
STRATEGY
Our Opportunity is Significant
pg | 9

Our Focus is to Drive Profitable Organic Growth
• We intend to achieve sales and earnings targets
commensurate with companies delivering top-quartile
total shareholder returns
• We will invest in products and capabilities that will
strengthen our right-to-win with our core products in our
end markets
• We will consider opportunistic acquisitions to address
gaps in our core product portfolio and to enhance
serving our end markets & customers
STRATEGY
pg | 10

Wire Harnesses
CVG 2020 | Region | Product | End-Market
Diversification
Sales Breakdown
Region Product
End-Market
2020
67% 67%
16% 16%
17% 17%
2013
72% 72%
16% 16%
12% 12%
NALA
EMEA
APAC
2020 2013
Seats
Trim
Structures
Wipers
7% 7%
10%
20% 20%
21% 21%
47% 47%
20% 20%
22% 22%
7%
4% 4%
42% 42%
STRATEGY
Agriculture
Truck
Other
Bus
Construction
55%
24% 24%
16%
1%
4%
pg | 11
2020 2013

REGIONS REGIONS
END-
MARKETS
CORE
PRODUCTS
COMPLEMENTARY
PRODUCTS
NA NA
Seats Trim
Wire
Harnesses
Mirrors
Office Seats
Structures
Wipers
Truck X X
Construction X
X X
Agriculture X X X
Bus X
X
Aftermarket X X
EMEA EMEA
Truck X
Construction X X
Agriculture X
X
Bus X
Aftermarket X
APAC APAC
Truck X X
Construction X
X
Agriculture X X
Bus X
X
Aftermarket X
• Focus on core, value accretive
businesses
• Prioritize investment in core products
• Hire and develop difference-making
talent across the product lines
– Product line management
– Engineers
– Sales
– Manufacturing management
• Build / enhance our right to win
– Design and engineer innovative products
– Next generation product plans
– Global supply chain management
– Operational excellence / Lean Six Sigma
• CVG Sales Playbook
– OEM coverage / participation / closure plans
at customer product family, product, and
program level
– “Sell the House”
• Better support our customers
globally
Prioritized Opportunities | Focused on Core
Products | Driving Disciplined Execution
CVG Business Portfolio
Regions, End-Markets and Products
Action Plan for Core Products
STRATEGY
pg | 12

VISION

The preferred provider of innovative component systems to the commercial vehicle and heavy equipment markets

CVG
Commercial Vehicle Group, Inc.
2020
SUCCESS FACTORS
• Product design and introduction excellence
• Customer focus
• Differentiated products
• Innovation
• Low cost producer
• Process discipline
• Financial rigor
• Technology partnership
• Supplier partnership
• Strong product line managers
STRATEGIC IMPERATIVES
• Grow the core product businesses
• Selectively grow into new geographies
• Expand into key industries
• Expand our customer share: Sell the house
• Strengthen our sales and marketing capabilities
• Strengthen our product design and introduction capabilities
• Strengthen our innovation capabilities
• Strengthen our talent development capabilities
• Change the clock speed in the business: Sense of Urgency
CONTINUOUS IMPROVEMENT
INNOVATION
INTEGRITY
TEAMWORK
SENSE OF URGENCY
SHAREHOLDERS
We are a preferred investment among our peer group of companies
ASSOCIATES
We provide opportunities for ongoing growth and development
CUSTOMERS
WE ENABLE OUR CUSTOMERS' SUCCESS

Total Shareholder Return
OPACC

Engagement
Development

Quality and durability
Highly differentiated products and services

STRATEGY pg | 13

What You’re Going To See
• A compilation of plans that we believe will deliver
top-quartile EBITDA performance
• A pure organic growth strategy
Revenue and EBITDA growth driven by differentiated,
customer focused product designs
Sales capabilities that extend our reach and deepen our
penetration across OEMs
Operational excellence across the organization that drives
improved productivity and enables margin expansion
An engaged and empowered team, laser focused on
executing our plans and delivering our commitments
STRATEGY
pg | 14

RICH LAVIN

TIM TRENARY
Chief Financial Officer

PAT MILLER

KEVIN FRAILEY

GEOFF PERICH

KEVIN LANE

JOHN WEHRENBERG

ULF LINDQVISTER

LAURA MACIAS

1 STRATEGY

2 FINANCIAL

3 GLOBAL TRUCK & BUS

4 GLOBAL CON | AG | MIL

5 ASIA PACIFIC

6 EUROPE, MIDDLE EAST & AFRICA

7 PRODUCT INNOVATION

8 MARGIN ENHANCEMENT

9 TALENT | CULTURE

pg | 15

Sales and Operating Income Margin
FINANCIAL
Q1
Q2 Q3
Q4 Q1
Q2
Sales
(millions)
OI
Margin
2014 2013
(0.2)%
1.1%
2.3%
(1.8)%
2.1%
4.4%
4.2%
5%
4%
3%
1%
2%
0%
(1)%
(2)%
(3)%
2.8%
3.3%
See appendix for reconciliation of GAAP to non-GAAP financial measures – adjusted OIM
pg | 16
Sales
OIM
Adjusted OIM

An operational and financial roadmap – by regions |
end-markets | products - to guide resource allocation
and other decision making to achieve our 2020 goals
• A six month, bottom up process
• Interviews of Directors, senior management and certain mid-
level management gave rise to Imperatives
An Imperative is a collection of opportunities we intend to
seize or risks that must be mitigated
• Portfolio of twelve Imperatives
Four enterprise enablers – Product Innovation / CVG Sales
Playbook / Culture & Talent / Financial Management
Eight Product Line Manager (“PLM”) Imperatives
CVG 2020 – The Process
FINANCIAL
pg | 17

• PLM Imperatives – e.g., improve the core, grow share,
new / adjacent markets, new geographies
• Collection of about 60 PLM initiatives and associated
financial modeling – sales, costs and investments – for
the years 2015 to 2020
• Product portfolio map based on market opportunity
and right to win – PLM initiatives distilled into a
collection of those associated with core products
FINANCIAL
An operational and financial roadmap – by regions |
end-markets | products - to guide resource allocation
and other decision making to achieve our 2020 goals
CVG 2020 – The Process
pg | 18

Top Quartile Total Shareholder Return
Correlation to ~13% EBITDA CAGR
1
Stock Appreciation & Dividends
EBITDA Growth
Multiple
We intend to achieve sales and earnings targets
commensurate with companies delivering top-quartile
total shareholder returns
1
Sample of 360 Fortune 500 companies for some part of the period 2004 – 2014 for which share prices are available
FINANCIAL
pg | 19

1
2014 to 2020
2
EBITDA as may be adjusted from time-to-time for special items (such as asset impairments, restructuring, etc.)
CVG 2020 Financial Objectives
Sales
EBITDA
2
Compound Annual Growth Rate
1
13% – 17%
6% – 8%
• We serve cyclical industries
• Many of our customers (the OEMs) have 2-3 year
program lead times for our products
• 2015 & 2016 will be building | investment years for us
FINANCIAL
pg | 20

OPACC is our Measure
Operating Profit After Capital Charge
•
Positive OPACC = Value Creation
•
Negative OPACC =  Value Erosion
• Higher profit without corresponding
asset growth
• Reduce assets without
corresponding profit drop
• Invest when project OPACC
exceeds the ROC hurdle rate
•
Positive OPACC = Value Creation
•
Negative OPACC =  Value Erosion
• Higher profit without corresponding
asset growth
• Reduce assets without
corresponding profit drop
• Invest when project OPACC
exceeds the ROC hurdle rate
Operating Profit
(EBIT)
Less:  Capital Charge
Operating
Asset Base
Cost of
Capital
x
FINANCIAL
pg | 21

Managing Through the Cycle
• Playbook for down and up cycles
• Enhanced focus on shareholder value
• Consistent execution lends to
credibility
• Act strategically and opportunistically
What Does
That Mean
Objective
FINANCIAL
pg | 22

Senior Secured Notes
Principal Balance $          250
Interest 7.875%
Due Apr 2019
Asset Based Credit Facility
Commitment $            40
Availability $            37
Letters of Credit $              3
Accordion Option $            35
Agency Rating / Outlook
Moodys B2 | Stable
S&P B | Negative
LTM
2013 Q2 2014
Cash
$      73 $     70
Debt
250 250
Net Debt $    177 $   180
EBITDA $      27 $     40
Leverage:
Debt / EBITDA
9.3x 6.2x
Net Debt / EBITDA
6.6x 4.5x
Capital Structure / Leverage
($ in millions)
FINANCIAL
pg | 23
See appendix for reconciliation of GAAP to non-GAAP financial measures – EBITDA reconciliation

RICH LAVIN

TIM TRENARY

PAT MILLER
President

KEVIN FRAILEY

GEOFF PERICH

KEVIN LANE

JOHN WEHRENBERG

ULF LINDQWISTER

LAURA MACIAS

1 STRATEGY

2 FINANCIAL

3 GLOBAL TRUCK & BUS

4 GLOBAL CON | AG | MIL

5 ASIA PACIFIC

6 EUROPE, MIDDLE EAST & AFRICA

7 PRODUCT INNOVATION

8 MARGIN ENHANCEMENT

9 TALENT | CULTURE

pg | 24

37% 37%
APAC
NALA
54%
19%
$ 1.2B
21%
27% 27%
42%
$ 5.6B
EMEA
Region
42%
45%
44%
38%
EMEA
NALA
Seats
30%
28% 28%
$0.8B
Trim
Structures
APAC
Wipers
$ 3.3B
20%
35% 35%
$2.4B
37% 37%
$0.3B
33%
29% 29%
19%
Product
Addressable Market
Truck Bus
GLOBAL TRUCK & BUS
• GTB addressable
market is
approximately
$6.8B
• Structures is
generally OEM
captive
• Focus is on
seating, trim, and
aftermarket growth
pg | 25

Product Strategy
Seats
Trim
Aftermarket
North America
• Market shifting from soft to hard trim
• Shape design and program management capabilities to shifting market
• Invest in new equipment in the right places to shift with market
• Seize opportunity in North America and India
• Top two seat brands | established distribution channels | attractive
margins
• Derivative products to increase offering over same distribution network
• Leveraging OEM product design and infrastructure
• Growing penetration in Canada, Mexico, and Latin America
• Leverage strength in NA to grow w/ multi national OEMs
• Best beach-head product to grow in emerging regions
• Replicate knowledge and infrastructure in underserved segments to grow
• Product line refresh and customized by target segment or region
• Product innovation
Growth and development resources will focus on core
products in targeted regions
GLOBAL TRUCK & BUS
pg | 26

• High growth focus
• Design to market
expectations
• Leverage global
OEM relationships
• Expand domestic
OEM participation
• Euro seat line
expansion
• Initial focus – mid
size Truck OEMs
• Develop bus and
aftermarket
business
Global Market Strategy
• Improve our market
leading seat and trim
positions
• Grow Mexico base
• Enhance margins –
product, process, and
capacity
GLOBAL TRUCK & BUS
pg | 27

• Investments | Margin enhancement
– Next Gen seat and trim programs quoted / won - SOP 2017 / 2018
– Proprietary headliner processing for current and next gen
platforms - target launch 2015
– India infrastructure – Upgrade facilities, assembly cells, and seat validation assets
• Capabilities | Systems
– System Upgrades – CVG Operating System, ERP improvements
– Expand hard trim design, tooling, and process capabilities
– Upgrade aftermarket customer service tools, technical support, new brand based web portals
• Footprint actions underway
– Reduce capacity in US plants
– Re-align assets closer to customers for landed cost advantage
– Expand Mexico and India operations
Operational Transformation
GLOBAL TRUCK & BUS
pg | 28

• We are only 5% of the global addressable market
• Focused growth efforts on Seating, Trim, and
Aftermarket
• Leveraging strength in North America with Global
OEMs in emerging markets
• Enhancing margins with new products and processes
In Summary
GLOBAL TRUCK & BUS
pg | 29

RICH LAVIN
President & CEO

TIM TRENARY
Chief Financial Officer

PAT MILLER
President

KEVIN FRAILEY
President

GEOFF PERICH
Managing Director

KEVIN LANE
Managing Director

JOHN WEHRENBERG
Product Manager

ULF LINDQWISTER
Chief Administrative Officer

LAURA MACIAS
Chief Human Resources Officer

1 STRATEGY

2 FINANCIAL

3 GLOBAL TRUCK & BUS

4 GLOBAL CON | AG | MIL

5 ASIA PACIFIC

6 EUROPE, MIDDLE EAST & AFRICA

7 PRODUCT INNOVATION

8 MARGIN ENHANCEMENT

9 TALENT | CULTURE

pg | 30

27%
26%
47%
30%
34%
36%
33%
38%
29%
30%
29%
41%
33%
28%
39%
32%
32%
36%
17%
23%
60%

Addressable Market
• Addressable market
is approximately
$6.1B
• Agricultural market of
$3.5B
• Two global product
lines
• Three regional
product lines
GLOBAL CON | AG | MIL
APAC
NALA
EMEA
Region
Wire
Harnesses
$0.1B
Product
$2.1B $1.0B $1.5B $1.4B $2.6B $3.5B
CON AG
APAC
NALA
EMEA
Seats Structures Trim
Wipers
pg | 31

Seats
Seats
Wire
Wire
Harnesses
Harnesses
Trim
Trim
• Apply construction equipment know-how to agriculture
equipment market
• Replicate construction model for energy generation market
• Expand into high-voltage cabling with new product offering
• Expand into China
• Apply North American truck know-how to construction and
agricultural applications
• Leverage construction / agriculture seat and wire harness
OEM relationships
• Seize opportunity in earth-moving equipment – leverage
medium / heavy excavation construction equipment position
• Launch new product for compact construction equipment
• Launch new agriculture seat line, featuring semi-active
Invictus for premium and 4-tier Sentinel line for value
Product Strategy
GLOBAL CON | AG | MIL
pg | 32

• Enhance construction
equipment seat
offering and grow
market share
• Penetrate the
agriculture market –
seating & wiring
• Grow our construction
equipment seat market
share
• Develop seats for
agriculture market
expectations
• Establish a beach-
head – wire harnesses
Global Market Strategy
• Strengthen our wire
harness construction
equipment market
share
• Grow our construction
equipment seat market
share
• Penetrate the
agriculture market – all
products
GLOBAL CON | AG | MIL
pg | 33

Operational Transformation
• Investments / Margin enhancement
• Standardized, smart production lines for built-in-quality
• Capabilities / Systems
– System upgrades – CVG Operating System, ERP
improvements
– Momentum in building out PLM organization
• Footprint actions underway
– Extended value stream mapping
– Continued optimization of wire harness footprint
GLOBAL CON | AG | MIL
pg | 34

In Summary
• An approximately $6.1B addressable market in which
we can credibly show right-to-win
• A $3.6B agricultural playing field
– With “familiar” right-to-win prospects for CVG
– As we fill out our seats product line, we address this
broader market
• Logical opportunities exist for wire harnesses in
agricultural and energy generation space
• Product and coverage plans aligned to succeed
GLOBAL CON | AG | MIL
pg | 35

RICH LAVIN
President & CEO

TIM TRENARY
Chief Financial Officer

PAT MILLER
President

KEVIN FRAILEY
President

GEOFF PERICH
Managing Director

KEVIN LANE
Managing Director

JOHN WEHRENBERG
Product Manager

ULF LINDQWISTER
Chief Administrative Officer

LAURA MACIAS
Chief Human Resources Officer

1 STRATEGY

2 FINANCIAL

3 GLOBAL TRUCK & BUS

4 GLOBAL CON | AG | MIL

5 ASIA-PACIFIC

6 EUROPE, MIDDLE EAST & AFRICA

7 PRODUCT INNOVATION

8 MARGIN ENHANCEMENT

9 TALENT | CULTURE

pg | 36

Ag
Con
Wipers
Structures
Wire Harnesses
Trim
Seats
Bus Truck
28% 28%
15% 15%
36% 36%
20% 20%
$ 2.4B $ 1.2B $ 0.7B $ 1.3B
1% 3% 2% 3%
19% 19%
17% 17%
40% 40%
22% 22%
7% 7%
47% 47%
43% 43%
77% 77%
20% 20%
Addressable Market
APAC
• Approximately a $5.6B
addressable market opportunity
• As with any good strategy, it is
important we identify both
desired and undesirable
segments to participate in
• Primary focus will be on seating,
and wire harness opportunities
pg | 37
ASIA-PACIFIC

Product Strategy
Seats
Wire
Harnesses
• Establish joint venture or acquire wire harness business to accelerate growth and achieve economy of scale
• Leverage OEM construction equipment seat relationships
to penetrate the market
• Develop truck seat market share
• Penetrate the driver and passenger seat bus market –
leverage India know-how
• Leverage established OEM relationships in heavy
excavator seating across OEM product lines
• Design seats for the Chinese agriculture market
• Develop the local supply base in China
• Vertically integrate core process – weld and paint
Aftermarket
• Develop Australia and establish in China
• Product offerings that are market driven in price point
configuration
• Develop appropriate channel leveraging OEM
relationships, trading houses and online capabilities
pg | 38
ASIA-PACIFIC

CVG Sales Playbook
Participation Closure Retention
Recommendation
Address customer
key challenges
Increase the
closure rate
Develop Customer
Loyalty
Leverage existing
customer base
Online Lead
Generation
SMS Campaigns
Facility Visits
Customer Events
Product Launch
(awareness)
Customer Care Program
Referral Program
Build brand and
product awareness
Trade Shows
Social Media (iWOM)
Brand Promotion
(online, print)
Trade Associations
Product / Solutions
Seize Market Opportunity
Sense Of Urgency
Market Awareness Game Plan Execute
pg | 39

In Summary
• We have a vast addressable market opportunity to take
advantage of
• Designing product that is in tune to the varying
requirements on durability, valued features and price
• Execution of a process driven CVG Sales Playbook will
expand our ability to both grow and capture addressable
market share
pg | 40
ASIA-PACIFIC

RICH LAVIN

TIM TRENARY

PAT MILLER

KEVIN FRAILEY

GEOFF PERICH

KEVIN LANE
Managing Director

JOHN WEHRENBERG

ULF LINDQWISTER

LAURA MACIAS

1 STRATEGY

2 FINANCIAL

3 GLOBAL TRUCK & BUS

4 GLOBAL CON | AG | MIL

5 ASIA PACIFIC

6 EUROPE, MIDDLE EAST & AFRICA

7 PRODUCT INNOVATION

8 MARGIN ENHANCEMENT

9 TALENT | CULTURE

pg | 41

Ag Con
EMEA Region
Wipers
Structures
Wire Harnesses
Trim
Seating
Bus Truck
Addressable Market
$0.2B $0.7B $1.2B $1.3B
52%
71%
16%
15%
1%
16%
10%
5%
26%
14%
19%
26%
31%
14%
46%
35%
• Total addressable “white space” of $3.4B,
over $1.3B of that in seating and wire
harnesses
• Grow seat business from strong position
in construction to truck / bus and
agriculture
• Deepen wire harness business,
especially in construction and agriculture
• Pursue other segments opportunistically
3%
EUROPE, MIDDLE EAST & AFRICA
pg | 42

Product Strategy
Seats
Wire
Harnesses
• Build customer portfolio, especially with construction
equipment OEMs
• Further strengthen design capabilities as a service offering
• Truck / bus seat market size is attractive – must meet
European standards and take on entrenched competitors
• Expand range of truck / bus seat products to OEMs
• Large Agriculture market – now developing a full range of
agricultural seats to meet full range of customer needs
• Further room to grow in construction equipment seat
market by extending product range and feature levels
Aftermarket
• Room for further growth in European aftermarket
• Further develop aftermarket sales force and distribution
channels across the region, building on existing footprint
EUROPE, MIDDLE EAST & AFRICA
pg | 43

Manufacturing Footprint
•
Global demand patterns
and our product and
customer mix are shifting
and will continue to do so
•
Ensuring we have the right
global manufacturing and
distribution footprint is
vital to our overall success
•
We continually evaluate
our footprint to ensure
that it best allows us to
meet our growth and
profitability objectives
pg | 44
We will assess our footprint
in the context of our strategy,
including:
• How and where we produce, by
product line and region
• Ways we can improve our global
supply chain to ensure it
supports our growth, allows us to
meet our commitments to
customers, and achieves our
cost requirements

In Summary
• EMEA holds a large amount of “white space” for CVG, creating an opportunity for a renewed phase of growth in the region
• We will focus our resources on the most attractive growth
opportunities:
– Seats for trucks / buses, agriculture and construction equipment
– Wire harnesses for construction equipment and agriculture
• Building on our solid foundation in the region, we will pursue further initiatives including:
– Broader range of products tailored to the region
– More systematic sales processes
– Continuous improvement in operations
EUROPE, MIDDLE EAST & AFRICA
pg | 45

RICH LAVIN

1 STRATEGY

TIM TRENARY

2 FINANCIAL

PAT MILLER

3 GLOBAL TRUCK & BUS

KEVIN FRAILEY

4 GLOBAL CON | AG | MIL

GEOFF PERICH

5 ASIA PACIFIC

KEVIN LANE

6 EUROPE, MIDDLE EAST & AFRICA

JOHN WEHRENBERG
Product Manager

7 PRODUCT INNOVATION

ULF LINDQWISTER

8 MARGIN ENHANCEMENT

LAURA MACIAS

9 TALENT | CULTURE

pg | 46

PRODUCT INNOVATION
Strategy
Existing Customers
Existing Customers
Addressable Market
Available Market
Penetrate existing customers
Penetrate the addressable
market
Expand the addressable market
into available market
pg | 47

Product Innovation at Work | The Sentinel Seat |
Penetrate Existing Customers
Target: Light Construction & Agriculture
Markets
Value proposition
• Customer branding for the cab
• Upgraded seat / less weight and cost
• New features
– Operator position sensor
– Split trim levels to cover price points
– ISO Compliant
Result
• Awarded two compact equipment models
• Opportunity to participate on two other models
PRODUCT INNOVATION
pg | 48

2013
Sentinel Air
2014
Sentinel Mechanical
Static Seat
Foam in Place
AVAILABLE LATE
2015
Foam in Place
Mechanical
AVAILABLE LATE
2015
Foam in Place
Mechanical Value Suspension

Product Innovation at Work | The Sentinel Seat |
Expand the Addressable Market
Light Construction & Agriculture Available
Markets
PRODUCT INNOVATION
Traditional Suspension Seats – Low Coverage
Currently in Market
Sentinel Seat Tier 1 | 2
Available 2014
Sentinel Seat Tier 3 | 4
Available Late 2015
pg | 49

RICH LAVIN

TIM TRENARY

PAT MILLER

KEVIN FRAILEY

GEOFF PERICH

KEVIN LANE

JOHN WEHRENBERG

ULF LINDQWISTER
Chief Administrative Officer

LAURA MACIAS

1 STRATEGY

2 FINANCIAL

3 GLOBAL TRUCK & BUS

4 GLOBAL CON | AG | MIL

5 ASIA PACIFIC

6 EUROPE, MIDDLE EAST & AFRICA

7 PRODUCT INNOVATION

8 MARGIN ENHANCEMENT

9 TALENT | CULTURE

pg | 50

Global Resources	Design-to-Value	Modularity & Lean Product Development	Product Lifecycle Management	Engineering Linkages
• Engineering excellence & training	• What customers value	• Common parts	• Safe source for drawing & BOM data	• Purchasing & Suppliers
• Development & innovation efficiency	• What competitors offer	• Reduce number of parts	• Best-in-class sharing of data	• Manufacturing
• New product introduction	• What are manufacturing costs	• Take out waste	• BOM change management	• Marketing & sales
• Metrics & tracking	• What are distribution costs	• Coordinate value chain	• Engineering change control	• Field performance
• Rank & resource		• Improve time-to-market

MARGIN ENHANCEMENT Global Engineering Enhanced Processes and Discipline Through Centrally Led Engineering pg | 51

Leadership & People

- Centrally led procurement
- Strategic approach, skills & culture

Standard Work & Processes

- Commodity strategies
- Supplier reviews
- Terms & conditions, RFQ, long term agreements

Supply Base

- Consolidate suppliers
- Leverage the buy
- Supplier cost reduction targets
- Supplier development

Global Logistics Strategy

- Develop global logistics strategies – ocean freight & packaging
- Third party logistics partners – consolidate rates & routes
- Reduce premium freight

MARGIN ENHANCEMENT Global Purchasing & Logistics Transition from Tactical / Transactional to Strategic pg | 52

• Commercial Vehicle Group Operating System (CVGOS)
– Team based activities focused on the elimination of waste
– Increase plant-wide productivity in operations
– Reduce work-in-process (WIP) inventory
• Sample CVGOS model cell results :
– Average productivity improvement of 30%
– Floor space reduction of up to 25 to 50%
– WIP inventory reductions of 35 to 90%
– Delivery performance improvement of up to 10%
• Process
– Expand model cell focus incorporating CVGOS principles
– Lean Six Sigma program, resources and training
• Accelerate!
Accelerate Operational Excellence Program
MARGIN ENHANCEMENT
Operational Excellence
pg | 53

Margin Enhancement Programs
pg | 54
In Summary
MARGIN ENHANCEMENT
• Design to value
• Modularity & parts rationalization
• Supplier consolidation & cost targets
• Global logistics strategy & third party logistics consolidation
• CVGOS expansion & Lean 6 Sigma

RICH LAVIN
President & CEO

TIM TRENARY
Chief Financial Officer

PAT MILLER
President

KEVIN FRAILEY
President

GEOFF PERICH
Managing Director

KEVIN LANE
Managing Director

JOHN WEHRENBERG
Product Manager

ULF LINDQWISTER
Chief Administrative Officer

LAURA MACIAS
Chief Human Resource Officer

1 STRATEGY

2 FINANCIAL

3 GLOBAL TRUCK & BUS

4 GLOBAL CON | AG | MIL

5 ASIA PACIFIC

6 EUROPE, MIDDLE EAST & AFRICA

7 PRODUCT INNOVATION

8 MARGIN ENHANCEMENT

9 TALENT | CULTURE

pg | 55

• Leadership behavior defines the characteristics and actions that support our Core Values
– Help guide our decisions and interactions
– Make the core values more meaningful and actionable
• Values Oriented Leaders Drive & Deliver Better Results!
– Set the Tone from the Top
• Involve Everyone
– Incorporate into onboarding & performance management
processes
CVG 2020 Core Values
Integrity | Continuous Improvement |
Innovation | Teamwork | Sense of Urgency
TALENT | CULTURE
pg | 56

TALENT | CULTURE
• Early focus on roles critical to the success of CVG 2020
– Product line management, engineering, manufacturing
management
• Build a sustainable talent pipeline
• Provide training & development for current & future roles
• Utilize best practice succession planning tools
– Build bench strength
– Competency gap analysis
– Career development activities
• Commitment to more robust CVG Human Resources
Information System
Effective Talent Management is Critical
to the Success of CVG 2020
pg | 57

WRAP-UP pg | 58

2014 Sales (F)
Truck
Bus
Construction
Agriculture
Truck
Bus
Construction
Agriculture
Truck
Bus
Construction
Agriculture
Truck
Bus
Construction
Agriculture
Truck
Bus
Construction
Agriculture
Other
2020 Sales

APAC NALA EMEA Seats Trim Structures Wire Harnesses Other Wipers $1.2 – $1.3B WRAP-UP Revenue Roadmap by Region | Product | End-Market pg | 59

What You Can Expect
61
• Top-quartile total shareholder return
• Trusted strategic supply partner with major OEMs in all key industries and best in class competitor
• World class product design and introduction capabilities
• Manufacturing and assembly facilities that set the industry standard for quality, productivity and efficiency
• Preferred employer with a reputation for values-based
leadership and merit-based development and compensation
• Highly engaged and empowered employees who have the
freedom and resources to perform at the highest level
WRAP-UP
pg | 60

QUESTIONS AND DISCUSSION pg | 61

APPENDIX pg | 62

Richard P. “Rich” Lavin was appointed President and Chief Executive Officer of Commercial Vehicle
Group (CVG) effective May 28, 2013.  He also serves as a member of CVG’s board of directors.
Rich comes to CVG with 28 years of global experience with Caterpillar Inc., where he most recently served as Group President of Construction Industries and Growth Markets.  In this role, he was responsible for Caterpillar’s Earthmoving, Excavation and Building Construction Products Divisions and
the development and deployment of business strategies in China, India and elsewhere in the Asia-Pacific region.
Rich began his career at Caterpillar as an attorney in the company’s Legal Services Division.  During his
Caterpillar tenure, Lavin served in numerous positions in the company’s Asian and Latin
American operations, including global product manager in the company’s Track-Type Tractor
Division. In addition, he served as Director of Corporate Labor and Human Relations and Director of
Compensation and Benefits.  Before becoming a Group President, he was Vice President of
Manufacturing Operations for the Asia Pacific Division, serving as Chairman of Shin Caterpillar Mitsubishi
Ltd. (now Caterpillar Japan Ltd.) and Chairman of Caterpillar (China) Investment Co., Ltd.  Rich had
responsibility for manufacturing operations in the Asia-Pacific region, including facilities in China, India,
Thailand and Indonesia and for developing and deploying Caterpillar’s emerging markets strategy.
Before joining Caterpillar, he served as an attorney at a subsidiary of W.R. Grace & Co.
Rich holds a Bachelor of Arts degree from Western Illinois University, a Juris Doctor degree from
Creighton University and a Master of Laws degree from Georgetown University. In addition to his role as
CEO of CVG, he serves as a Non-Executive Director for ITT Corporation (NYSE: ITT) and USG
Corporation (NYSE: USG).
He served as a member of the board of directors of the U.S. China Business Council, the U.S. India
Business Council and the U.S. Korea Business Council. Lavin is currently a member of the Board of
Trustees at Bradley University.  In 2010, he was appointed to serve on the APEC Business Advisory
Council (ABAC), which provides private sector input to the leaders of 21 economies comprising the Asia-
Pacific Economic Cooperation (APEC).
Richard P. Lavin
President & CEO
EXECUTIVE BIOGRAPHY
pg | 63

C. Timothy “Tim” Trenary joined CVG in October 2013 as Executive Vice President and Chief
Financial Officer with responsibility for Finance, Accounting, Planning & Analysis, Internal
Audit and Shared Services.
Tim brings 35 years of finance, accounting and operations experience to CVG. Prior to joining CVG, Tim served as the Senior Vice President and Chief Financial Officer of ProBuild
Holdings LLC, a North American supplier of building materials.
His work experience includes assignments as the Senior Vice President & Chief Financial
Officer of EMCON Technologies Holdings Limited, a privately held global automotive parts supplier, and prior to that as the Vice President & Chief Financial Officer of DURA Automotive
Systems, Inc., a publicly held global automotive parts supplier.
Tim holds a Bachelor of Arts Degree in Accounting from Michigan State University and a
Masters of Business Administration Degree from the University of Detroit Mercy. He is a
Certified Public Accountant (registered status).
Tim Trenary
Chief Financial
Officer
EXECUTIVE BIOGRAPHY
pg | 64

Patrick Miller
Division
President, Global
Truck and Bus
Patrick Miller joined CVG in October, 2005 and currently serves as the President of Global Truck
& Bus.  Prior to that, he served as the Vice President and General Manager of Structures, Vice
President of Operations, Senior Vice President of Sales, and Vice President and General
Manager of the Aftermarket division.
Prior to joining CVG, he served as the Sr. Vice President of Sales and Engineering for Hayes
Lemmerz, Vice President and General Manager of Automotive Extrusions with Alcoa, and held various leadership positions in operations, sales, and product engineering for ArvinMeritor, supplying component systems to the light vehicle and heavy duty truck OEMs.
Pat holds an Industrial Engineering degree from Purdue University and earned a Masters of
Business Administration from the Harvard Business School.
Pat participates in various industry related organizations including the Heavy Duty Manufacturers
Association (HDMA), National Association of Manufacturing, and the Technology and
Maintenance Council (TMC).  He is also a member of the US-India Business Council.
EXECUTIVE BIOGRAPHY
pg | 65

Kevin R.L. Frailey joined CVG in February, 2007 and currently serves as the President of Global
Construction, Agriculture & Military.  Prior to that, he served as President and General Manager of
Global Electrical Systems.  His earlier leadership assignments with CVG included responsibility for
Business Development, Research & Development, Purchasing, and Mergers & Acquisitions.
Before joining CVG, Kevin served as Vice President and General Manager for Joint Ventures &
Business Strategy at ArvinMeritor’s Emissions Technologies Group.  He held several other key management positions in engineering, sales and worldwide supplier development during his tenure at ArvinMeritor.  In addition, during that time he served on the boards of various joint ventures, most notably those of Arvin Sango, Inc. and AD Tech Co., Ltd.
Kevin holds a Bachelor of Arts Degree in Economics and Management from DePauw University and a Masters of Business Administration from Harvard University.
Kevin is a member of the Heavy Duty Business Forum, the China Business Council, the
Innovation Executive Form, the OESA Sales and Marketing Council and the National Association
of Manufacturers.
Kevin Frailey
Division President,
Global
Construction,
Agriculture,
Military
EXECUTIVE BIOGRAPHY
pg | 66

Ulf Lindqwister
Chief
Administrative
Officer
Ulf Lindqwister joined CVG in August, 2014 in the capacity of Chief Administrative Officer.  His portfolio of responsibilities includes Global IT, Global Engineering, Global Supply Chain
Management, Operational Excellence, Mergers & Acquisitions, Corporate Business
Development, Strategic Planning and Government Affairs.
Prior to joining CVG, Ulf was the Manager of Strategy, Growth and M & A at Cat Electronics, a
division of Caterpillar.  His earlier assignments with Caterpillar included  Country Director of
Korea and Director of Strategy for the Asia-Pacific Group of Divisions.
Before Caterpillar, Ulf served as Director of Valuation for Huron Consulting and at Arthur
Andersen. His prior experience includes  executive leadership positions with several smaller, high technology companies, including President, Vice President and Board of Directors.  Early in his
career, he spent more than a decade with NASA developing their GPS program.
Ulf holds a Masters of Business Administration from The Anderson School of Business at UCLA and a PhD in Physics from Princeton University. He is a member of the US-Korea Business
Council and the Chicago Council for Global Affairs.
EXECUTIVE BIOGRAPHY
pg | 67

Laura Macias
Chief Human
Resource /  Public
Affairs Officer
Laura L. Macias joined CVG in August, 2008 as the Vice President of Corporate Human
Resources.  Her current responsibilities as Chief Human Resources Officer include global human resources, corporate communications and public affairs.
Before joining CVG, Laura was with Dominion Homes, Inc. where she served as the Senior Vice
President of Human Resources & Administration and Corporate Secretary, with responsibility for
HR, Marketing/Communication, Corporate Services and Governance. She also has prior HR and communications leadership experience from assignments as the Vice President of Human
Resources for Broadband Express and the Assistant Vice President of Human Resources and
Marketing Communications for Banc One Leasing Corporation.
Laura is a graduate of Ohio University, where she earned a Bachelor of Science Degree in
Journalism with a Public Relations concentration.
She is a member of the Society for Human Resource Management and the Human Resources
Association of Central Ohio and holds an SPHR certification.
EXECUTIVE BIOGRAPHY
pg | 68

Kevin Lane
Managing
Director, EMEA
Kevin joined CVG in April, 2014 in the capacity of Managing Director, European, Middle East and
African markets .  He is based in Zurich, with responsibility for our manufacturing facilities in the
UK, Czech Republic, Belgium, and the Ukraine and our sales organization across the region.
Prior to joining CVG, Kevin was a partner with McKinsey & Company. Initially based in Beijing, then in London, Shanghai, Singapore and Zurich, he advised senior executives of leading multinational corporations on strategic and organizational challenges in nearly 30 countries across Asia, Europe, the Middle East, and North America. Spending the bulk of his time working with clients in manufacturing industries, he also served at various times as a leader of
McKinsey’s Advanced Industries Practice, Consumer Goods Practice, Marketing Practice and
Organization Practice, and led a major initiative to build McKinsey’s Leadership Development
Practice. Kevin served for two years as Executive Vice President of Overstock.com. He was also a university professor for several years in the US and Hong Kong.
Kevin holds  a BA from Dartmouth College and an MA and PhD from Harvard University.  He has conducted research at Peking University, National Taiwan University, and the Chinese University
of Hong Kong. He is a two-time Fulbright Scholar and has published a book and numerous articles.
Kevin is a member of the Board of Trustees for Zurich International School and has served on the board of the Concordia International School in Shanghai.
EXECUTIVE BIOGRAPHY
pg | 69

Geoff Perich
Managing
Director, Asia
Pacific
Geoff Perich joined CVG in August, 2013 in the capacity of Managing Director for the Asia-
Pacific markets.  He is based in Shanghai with responsibility for our manufacturing facilities and sales organization in China, India, and Australia.
Before joining CVG, Geoff held a number of leadership positions with Caterpillar, most recently as the Product Manager responsible for the hydraulic track type excavators in the Asia Pacific theatre.
His earlier Caterpillar experience includes leadership positions in service engineering and commercial account management, and a US based assignment as the Product Manager for mid-sized wheel loaders.
Geoff is a graduate of the West Australian Institute of Technology School of Engineering and
holds a degree in Mechanical Engineering.
EXECUTIVE BIOGRAPHY
pg | 70

Terry joined CVG in October, 2004 and currently serves in the capacity of Vice President of
Tax and Treasury, which includes responsibility for Investor Relations.  Prior to that, Mr.
Hammett served as the Corporate Director of Finance.
Terry has 15 years of prior finance leadership experience at various companies including
Invensys Controls, Nationwide Insurance, and Cardinal Health.
He is a graduate of The Ohio State University, holds a Master’s in Taxation from Capital
University Law School, and a Master’s in Business Administration from Otterbein University.
Terry is a Certified Public Accountant and Certified Treasury Professional, and is a member of the Tax Executive Institute and the National Investor Relations Institute.
Terry Hammett
Vice President,
Tax & Treasury,
Investor Relations
EXECUTIVE BIOGRAPHY
pg | 71

John
Wehrenberg
Global Product
Manager
John Wehrenberg joined CVG in January, 2014 and currently serves as the Vice President of
Seat Product Line Management for the Construction, Agriculture, and Military business unit.
Before joining CVG, John was a Vice President at Nelson Global Products with responsibility for operations strategy.  Wehrenberg previously served as the Managing Director of the
Emissions Business in Asia Pacific for Arvin/ArvinMeritor, where he established seven greenfield factories in the region and more than six joint venture operations.  At the same time he served for many years on the Board of Directors of several JV companies on behalf of
ArvinMeritor. He also served ArvinMeritor as the Vice President of Sales, Asia Pacific and
Regional Director of Operations for the region.  John has also held leadership positions with
Teleflex, where he managed five plants and established a new joint venture operation in India and a greenfield entity in China for their medical division.
Wehrenberg is a graduate of DePauw University with a Bachelor’s degree in Economics and received an MBA from the Darden School of Business at the University of Virginia.
John serves on the board of directors of Contour Industries, a private equity-backed glass tempering firm serving the appliance and building products industries, the Chicago Sister Cities
China Committee, and the DongFang Chinese Education Institute in Chicago.
EXECUTIVE BIOGRAPHY
pg | 72

RECONCILIATION OF GAAP TO NON-GAAP
FINANCIAL MEASURES
Adjusted Operating Income Reconciliation
pg | 73
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
$ (000's)
Net Sales 177,822 198,909 187,942 183,045 198,071 215,996
Cost of Sales 159,737 176,035 169,852 162,364 173,767 187,811
Gross Profit 18,085 22,874 18,090 20,681 24,304 28,185
SGA 17,949 20,339 21,135 12,288 18,472 18,748
Amortization 409 404 383 384 384 390
Operating Income (273) 2,131 (3,428) 8,009 5,448 9,047
Operating Income Margin (0.2)% 1.1% (1.8)% 4.4% 2.8% 4.2%
2013 Special Items
Employee Seperation Costs (1,800)
McKinsey Consulting (2,800)
Asset Impairment (2,700)
CEO Change (2,500)
2014 Special Items
Tigard / Dublin Closure (500) (100)
Loss on Sale of Building (800)
Adjusted Operating Income (273) 4,631 3,872 8,009 6,748 9,147
Adjusted Operating Income Margin (0.2)% 2.3% 2.1% 4.4% 3.3% 4.2%

$ (000's)	2013	LTM Q2 2014
Operating Income	6,439	19,076
Depreciation	19,001	19,490
Amortization	1,580	1,542
EBITDA	27,020	40,108

pg | 74 EBITDA Reconciliation RECONCILIATION OF GAAP TO NON- GAAP FINANCIAL MEASURES